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                                                                     EXHIBIT 4.1
EX-4.1
    3       [FRONT SIDE OF STOCK CERTIFICATE]
            SPECIMEN COMMON STOCK CERTIFICATE




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COMMON STOCK        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE
REVERSE FOR CERTAIN DEFINITIONS

CUSIP 87959M 10 9


This CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
                                   SHARE, OF

                                  Telik, Inc.
transferable on the books of the Corporation by said owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-laws of the Corporation as from time to time amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

   Dated:


      /s/ Deborah A. Marshall     [SEAL]                 /s/ Michael Wick

             SECRETARY                                CHIEF EXECUTIVE OFFICER

                                         Countersigned and registered:
                                             Norwest Bank Minnesota, N.A.,
                                                  Transfer Agent and Registrar

                                         BY      /s/ [ILLEGIBLE]
                                                         Authorized Officer

                      [REVERSE SIDE OF STOCK CERTIFICATE]
                                  TELIK, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common             UNIF GIFT MIN ACT - ______________ Custodian _____________________
     TEN ET  - as tenants by the entireties                           (Cust)                    (Minor)
     JT WROS - as joint tenants with right of
               survivorship and not as             under Uniform Gifts to Minors
               tenants in common                   Act ______________________
                                                           (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
                 (Please print or typewrite name and address
                    including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________________________

                                    ___________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.



SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15